Inventories, Net	12 Months Ended
Dec. 31, 2022
Inventories, Net [Abstract]
INVENTORIES, NET

NOTE 5 – INVENTORIES, NET

At December 31, 2022 and 2021, inventories consisted of the following.

	2022	2021
Inventory	$442,681	$419,726
Less: reserve for obsolete inventories	(12,011)	(10,705)
Total	$430,670	$409,021

Inventory includes computer, network hardware, and Golden Tax Disks. The Company reviews its inventories periodically to determine if any reserves are necessary for potential obsolescence or if a write-down is necessary if the carrying value exceeds net realizable value. For the year ended December 31, 2022, reserve for obsolete inventories was $2,217. For the year ended December 31, 2021, recovery for obsolete inventories was $5,317. For the year ended December 31, 2020, reserve for obsolete inventories was $6,783.